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AXA EQUITABLE LIFE INSURANCE COMPANY

SUPPLEMENT DATED OCTOBER 8, 2014 TO THE CURRENT PROSPECTUS FOR INVESTMENT
EDGE/SM/

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This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statement of additional information, as previously supplemented (together the ''Prospectus''). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

Recently, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, JPMorgan Insurance Trust Intrepid Growth Portfolio and JPMorgan Insurance Trust International Equity Portfolio (each, a "Portfolio" or collectively, "Portfolios"). Each Portfolio is currently an investment option under your contract. It is anticipated that the liquidation of each Portfolio will occur on or about the close of the New York Stock Exchange on December 12, 2014. All other funds described in the prospectus are unaffected by these liquidations and remain available as investment options to you.

As a result of contribution limitations imposed by the Portfolios in anticipation of liquidation, the Portfolios will be discontinued as investment options under your contract on or about November 28, 2014 (the "Transaction Date"). Prior to the Transaction Date, you may choose to transfer the account value to other investment options under your contract. If you have any account value allocated to one or more of the Portfolios as of the close of the New York Stock Exchange on the Transaction Date, we will automatically transfer that account value from the Portfolios to the EQ/Money Market investment option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract. We do not currently impose any charge for transfers.

If your current allocation instructions or scheduled/recurring rebalancing instructions include the Portfolios, you may wish to consider submitting revised instructions. If you do not submit revised instructions, after the Transaction Date, any allocation to a Portfolio in your allocation instructions or scheduled/recurring rebalancing instructions will be replaced by an allocation to the EQ/Money Market investment option.

You may make transfers and/or amend allocation instructions via our Online Account Access by visiting our website at: www.axa.com.

Upon request we will send you a copy of the prospectus, statement of additional information and supplement(s) free of charge by contacting our customer service group at 1-800-789-7771; by writing to us at: Retirement Service Solutions, P.O. Box 1547 Secaucus, NJ 07096-1547; or by visiting our website at: axa.com.

   Investment Edge/SM/ is issued by and is a registered service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2014 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-16-14 (10/14)                  Catalog No. 153078 (10/14)
                   Investment Edge IF/NB                                #798963